                                                                               .
                                                                               .
                                                                               .
                                                                      Exhibit 21
                                  SUBSIDIARIES
                      OF TELEDYNE TECHNOLOGIES INCORPORATED

                             AS OF FEBRUARY 27, 2004

------------------------------------------------ ----------------- ---------------------------------
              NAME OF SUBSIDIARY                 STATE/JURISDICTION  FICTITIOUS BUSINESS NAME(S)
                                                 OF INCORPORATION         USED BY SUBSIDIARY
------------------------------------------------ ----------------- ---------------------------------
Aerosance, Inc.*                                 Delaware
------------------------------------------------ ----------------- ---------------------------------
Ensembles de Precision S.A. de C.V.              Mexico
------------------------------------------------ ----------------- ---------------------------------
Leeman Labs Germany GmbH**                       Germany
------------------------------------------------ ----------------- ---------------------------------
Teledyne Advanced Pollution Instrumentation,     California
Inc.
------------------------------------------------ ----------------- ---------------------------------
Teledyne Brown Engineering, Inc.                 Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Continental Motors, Inc.                Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Controls Wichita, Inc.                  Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Controls Simulation Limited             Canada
------------------------------------------------ ----------------- ---------------------------------
Teledyne Energy Systems, Inc.*                   Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Instruments, Inc.                       Delaware          Geophysical Instruments
                                                                   Test Services
------------------------------------------------ ----------------- ---------------------------------
Teledyne Investment, Inc.                        Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Lighting and Display Products, Inc.     Nevada
------------------------------------------------ ----------------- ---------------------------------
Teledyne Limited                                 United Kingdom    Teledyne Controls Flight Data
                                                                   Company
------------------------------------------------ ----------------- ---------------------------------
Teledyne Mattituck Services, Inc.                Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Monitor Labs, Inc.                      Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Solutions, Inc.                         Alabama
------------------------------------------------ ----------------- ---------------------------------
Teledyne Technologies (Bermuda) Limited          Bermuda
------------------------------------------------ ----------------- ---------------------------------
Teledyne Technologies International Corp.        Delaware
------------------------------------------------ ----------------- ---------------------------------
Teledyne Tekmar Company                          Ohio              Teledyne Analytical Services
                                                                   Tekmar-Dohrmann
                                                                   Teledyne Leeman Labs
------------------------------------------------ ----------------- ---------------------------------
Teledyne Wireless, Inc.                          Delaware          Teledyne Microwave
------------------------------------------------ ----------------- ---------------------------------

* Majority owned.
** In process of changing name to Teledyne Germany GmbH.